UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 10, 2007

General Growth Properties, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11656	42-1283895
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

110 N. Wacker Drive, Chicago, Illinois		60606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	312.960.5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01 Regulation FD Disclosure.

On April 10, 2007, General Growth Properties, Inc. issued a press release announcing that GGP Limited Partnership has agreed to sell $1.55 billion aggregate principal amount of 3.98% Exchangeable Senior Notes due 2027 pursuant to Rule 144A under the Securities Act of 1933. The notes are unsecured senior obligations of GGP Limited Partnership, and, if certain conditions are satisfied, are exchangeable into cash, shares of GGP common stock or a combination of cash and shares of GGP common stock, at the option of GGP Limited Partnership.

A copy of such press release is being furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

99.1 Press Release for General Growth Properties, Inc. dated April 10, 2007 (furnished herewith).

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Growth Properties, Inc.

April 10, 2007	By:	Bernard Freibaum

Name: Bernard Freibaum
Title: Executive Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release